UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 10, 2009

Oak Ridge Financial Services, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	000-52640	20-8550086
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Oak Ridge Road

P.O. Box 2

Oak Ridge, North Carolina 27310

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 644-9944

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 10, 2009, Francis R. Disney and Craig S. Fleming resigned from the Board of Directors of Oak Ridge Financial Services, Inc. and Bank of Oak Ridge due to personal reasons.

Item 9.01	Exhibits.

Exhibit 99.1	Resignation of Francis R. Disney

Exhibit 99.2	Resignation of Craig S. Fleming

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE FINANCIAL SERVICES, INC.

Date: December 15, 2009	By:	/S/ RONALD O. BLACK
Ronald O. Black, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Resignation of Francis R. Disney

Exhibit 99.2	Resignation of Craig S. Fleming